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                                                                    EXHIBIT 99.1

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BOSTON PROPERTIES, INC.
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Safe Harbor

This presentation contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Acquisitions that are pursued by Boston Properties may not be consummated for a variety of reasons, including a failure to reach agreement with the selling party regarding the acquisition price or other terms of a contribution or acquisition agreement. Information contained in this presentation regarding current and future market conditions is based on the Company's assessment of the market and is subject to the uncertainties inherent in such an assessment. In particular, national and regional economic conditions and the rate of new construction and rehabilitation in a market will affect projected rents and the cost of lease renewals.

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Overview

Initial public offering:                 June 1997 -- $903 million
Follow-on offering:                      January 1998 -- $808 million
Current dividend yield:                  4.6%
1998 FFO multiple (a):                   14.1x
Equity market capitalization (a):        $2.8 billion
Total market capitalization (a):         $4.2 billion
Debt to market capitalization (a):       32.2%
Available line of credit:                $500 million


(a) As of March 31, 1998

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Leadership Position in Targeted Markets

- High Barriers to Entry      - Strong Real Estate Fundamentals

102 properties* totaling 24.6 million square feet

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Pro Forma Net Rentable Square Feet**          Pro Forma Escalated Rents**

Greater Boston (27%)                          Greater Boston (22%)
Greater Washington D.C. (27%)                 Greater Washington D.C. (27%)
Midtown Manhattan (15%)                       Midtown Manhattan (18%)
Greater San Francisco (22%)                   Greater San Francisco (22%)
Other (9%)                                    Other (11%)

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*  Excludes three hotels (one under development) and one garage property totaling 1.3 million sq. ft.

** Includes Prudential Center and Embarcadero Center

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Clearly Defined -- and Executed -- Growth Strategy

- Acquire premier irreplaceable assets in select markets
- Capitalize on outstanding development opportunities
- Maximize growth in existing portfolio

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Focused -- and Proven -- Acquisition Strategy

- Target selected markets and submarkets
- Acquire Class A office properties
     - Create additional value through development opportunities where possible
- Utilize Boston Properties "currency"
- Purchase assets below replacement cost
- Employ flexible financing structures

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Acquisitions Announced Since IPO

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                                  ($millions)


280 Park Avenue                      $  321
100 East Pratt Street                   138
875 Third Avenue                        215
Riverfront Plaza                        174
Mulligan/Griffin                        258
Decoverly 3                              11
Prudential Center Complex               519
Embarcadero Center                    1,220
                                     --------

     Total                           $2.9 billion
                                     ========

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Prudential Center Complex
Boston, Massachusetts

- New England's largest multi-used
  development
- 1.6 million sq. ft. of development rights
- 5-year rollover of 885,000 sq.
  ft. at average   $20/sq. ft. below                [PRUDENTIAL PHOTO]
  today's market rates
- 1999 unlevered FFO yield = 8.2%
- 1999 return on equity = 10.2%
- 1997 retail sales (in-line stores)
  of $650/sq. ft.
                                              - 1.7 million sq. ft. office space
                                              - 500,000 sq. ft. retail space
                                              - 2,550 parking spaces

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Embarcadero Center
San Francisco, California

- Office/retail space acquired for less
  than $300/sq. ft.
- 4 1/2-year rollover of 1.5 million sq.
  ft. at average $15/sq. ft. below
  today's market rates
- 1999 unlevered FFO yield = 7.8%
- Since 1990, $85 million invested
  by previous owners                                [EMBARCADERO PHOTO]
- Addition of Rockefeller interests
     - $305 million investment
     - Representation on BXP's
       Board of Directors
- Opportunity to enter one of America's most desirable markets
                                             - 3.3 million sq. ft. office space
                                             - 354,000 sq. ft. retail space
                                             - 2,090 parking spaces

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San Francisco Market Dynamics

[MAP]

- Highly educated workforce, excellent transportation and infrastructure
- "24-hour powerhouse"
- Downtown Class A rents increasing dramatically
- Falling vacancies -- North of Market (Direct Class A*)
     - 5.9% in 1996
     - 2.5% in 1997
- Severe limits to increased supply

* Information compiled by Cushman & Wakefield's San Francisco Market Research Department

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Proven Development Strategy

- Build a development pipeline responsive to market conditions
- Acquire sites with near-term development potential
- Use proven development skills/experience
- Secure major prelease commitments
- Create opportunistic joint ventures

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Development Completed/ Under Construction Since IPO

                                          Value at          Expected Stabilized
Property                                 Completion         Unlevered FFO Yield
--------                                  ---------         -------------------
                                            (000's)

Washingtonian North                        $ 60,000                 11.0%
200 West Street                            $ 43,423                 13.5
Residence Inn By Marriott                  $ 32,000                 15.3
Eight Cambridge Center                     $ 26,000                 14.0
One Freedom Square*                        $ 19,150                 11.3
One & Two Reston Overlook*                 $ 18,100                 13.3
201 Spring Street                          $ 17,689                 12.3
The Arboretum                              $ 15,265                 12.3
Virginia Building Seven                    $ 11,470                 12.2
181 Spring Street                          $ 10,871                 14.0
Virginia Building Twelve                   $ 10,427                 12.9
Sugarland Building One                     $  6,506                 18.5
Sugarland Building Two                     $  5,542                 18.5
                                           --------                 ----

     Total/Weighted Average                $276,443                 13.0%


* 25% Ownership

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In-place Development Pipeline

Expected stabilized unlevered yields of 10.5% - 15.0%

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Investment (in $Millions)

                                      1999     2000     2001     2002     2003
Currently Under Development          $141.6   $ 93.5   $    -   $    -   $    -
Controlled for Future Development      42.0    262.8    651.0    832.7    732.0
                                     ------   ------   ------   ------   ------
          Total                      $183.6   $356.3   $651.0   $832.7   $732.0
                                     ======   ======   ======   ======   ======

Square Feet (in Thousands)

                                      1999     2000     2001     2002     2003
Currently Under Development           1,612    1,945        -        -        -
Controlled for Future Development       185      485    3,243    2,886    2,364
                                     ------   ------   ------   ------   ------
          Total                       1,797    2,430    3,243    2,886    2,364
                                     ======   ======   ======   ======   ======


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Development Opportunities by Market*

Total Development Program = $2.8 billion and 12.7 million sq. ft.

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Greater Washington D.C.  $992 million (36%)
Greater Boston           $776 million (28%)
Midtown Manhattan        $1 billion (36%)

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* Total Investment

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Greater Washington, D.C. Development Sites

[MAP]

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Times Square Development Sites

[MAP]

Site 1                                   Site 4
------                                   ------
1.2 million sq. ft.                      1.0 million sq. ft.
49-story tower                           40-story tower

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Prudential Center Complex

[PHOTO]

Developable Space
-----------------
992,000 sq. ft. office
241,000 sq. ft. retail
371,000 sq. ft. residential
Total = 1.6 million sq. ft.

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Growth Within Existing Portfolio

- Premier buildings in desirable markets
     - Rising rents and decreasing vacancies
- Proven marketing strategies and responsive property management
- Attractive market rollover prospects

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Comparison of Expiring Rents to Current Market Rents



            Sq. Ft.                           Average      Implied Rental
           Expiring*       % of      $ Per     Market       Rate Growth
Year        (000's)      Portfolio  Sq. Ft.  Rent PSF**  on Core Portfolio
----    --------------   ---------  -------  ----------  -----------------
1999         1,494          8.3%   $24.81     $35.24            3.5%
2000         1,491          8.3     25.21      36.65            3.8
2001         1,573          8.7     33.58      38.11            1.2
2002         2,613         14.6     32.20      39.64            3.4
2003+        9,360         52.1     31.49      41.23           16.1

* Excludes approximately 850,000 sq. ft. of retail space
** Assumes current market rental rates escalated by 4%/year

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Annual Growth of Funds From Operations


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Year         FFO/share   % Increase
-----------  --------    ----------
1997            $1.99             -
1998E*          $2.50            26%
1999E*          $2.94            18%


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* First Call Estimates (6/5/98)

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Investment Appeals of Boston Properties

- Leadership position in markets with high barriers to entry and strong real estate fundamentals
- Clearly defined growth strategies
- Proven management expertise
     - 28 years of value creation
     - 16 officers average 25 years of real estate experience
     - Established local presence and market savvy
- Incentivized Organization
     - Management ownership (21.4%) exceeds $600 million at March 31, 1998
     - Options distributed at all levels

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Boston Properties, Inc.


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